Exhibit 10.1
AMENDMENT NO. 1
to the
SECOND AMENDED AND RESTATED MULTICURRENCY
REVOLVING CREDIT AGREEMENT
     This AMENDMENT NO. 1, dated as of April 2, 2007 (the “Amendment”), to the SECOND AMENDED AND RESTATED MULTICURRENCY REVOLVING CREDIT AGREEMENT is by and among (a) BORDERS GROUP, INC. (“BGI”), a Michigan corporation, BORDERS, INC., a Colorado corporation (“Borders”), WALDEN BOOK COMPANY, INC., a Colorado corporation (“Walden”), BGP (UK) LIMITED, a company with limited liability organized under the laws of England (“BGP (UK)” and together with BGI, Borders and Walden, the “Co-Borrowers”), (b) BORDERS (UK) LIMITED, a company with limited liability organized under the laws of England (the “UK Borrower”), (c) BORDERS AUSTRALIA PTY LIMITED, a company organized under the laws of Australia (the “Australian Borrower”), (d) BORDERS BOOKS IRELAND LIMITED, a company with limited liability organized under the laws of Ireland (the “Irish Borrower”), (e) any other Subsidiary of BGI which becomes a Borrower hereunder pursuant to §5.16 (together with the Co-Borrowers, the UK Borrower and the Australian Borrower, the “Borrowers”), (f) the lending institutions listed from time to time on Schedule 1 (the “Lenders”), (g) BANK OF AMERICA, N.A., as administrative agent and as collateral agent for itself and such other lending institutions (the “Administrative Agent”), (h) JPMORGAN CHASE BANK, N.A. and WELLS FARGO RETAIL FINANCE, LLC, each as a syndication agent for itself and such other lending institutions (collectively, the “Co-Syndication Agents”), (i) GENERAL ELECTRIC CAPITAL CORPORATION and LASALLE RETAIL FINANCE, a division of LA SALLE BUSINESS CREDIT, LLC , each as documentation agent for itself and such other lending institutions (collectively, the “Co-Documentation Agents”) and (j) BANK OF AMERICA, N.A., as an Issuing Bank hereunder, and with BANC OF AMERICA SECURITIES LLC and JPMORGAN SECURITIES INC., as Co-Lead Arrangers. Capitalized terms used herein and not otherwise defined shall be defined as provided in §1.
     WHEREAS, the Borrowers, the Lenders, and the Agents are parties to that certain Second Amended and Restated Multicurrency Revolving Credit Agreement dated as of July 31, 2006 (as amended and in effect from time to time, the “Credit Agreement”);
     WHEREAS, at the Borrowers’ request, the Lenders and the Agents, subject to the terms and conditions hereof, have agreed to amend the Credit Agreement as set forth herein;
     NOW, THEREFORE, the Borrowers, the Lenders and the Agents hereby agree as follows:
     §1. Defined Terms. Capitalized terms used herein without definition that are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.
     §2. Amendments to the Credit Agreement. On the Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

     (a) Amendment to §1.1 of the Credit Agreement. The first sentence of the definition of Investments in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
     Investments. All expenditures made and all liabilities incurred (contingently or otherwise) by any Person for the acquisition of stock, membership interests, partnership interests or other equity interests, other than repurchases or redemptions of stock, membership interests, partnership interests or other equity interests of such Person, or Indebtedness of, or for loans, advances, capital contributions or transfers of property to, or in respect of any guaranties (or other commitments as described under Indebtedness), or obligations of, any Person.
     (b) Amendment to §9.1 of the Credit Agreement. Section 9.1(i) of the Credit Agreement is hereby amended and restated in its entirety as follows:
     ”(i) unsecured Indebtedness of BGI having a maturity at least three (3) months after the Maturity Date, in aggregate principal amount not to exceed $300,000,000; provided that at the time of incurrence of such Indebtedness, no Default or Event of Default has occurred and is continuing or would result therefrom; and”
     (c) Amendment to §9.4 of the Credit Agreement. Section 9.4 of the Credit Agreement is hereby amended by adding new subsections (d) and (e) as follows:
               ”(d) solely in connection with the issuance of the unsecured Indebtedness of BGI permitted under §9.1(i) to be issued in April 2007, BGI and its Subsidiaries may enter into (i) a derivatives transaction with one or more Derivatives Counterparties obligating BGI or any of its Subsidiaries to make payments on or substantially concurrently with the date of the issuance of such unsecured Indebtedness to such Derivatives Counterparties, if such transaction is entered into for the purpose of hedging in connection with such unsecured Indebtedness or reducing potential equity dilution if such unsecured Indebtedness is converted into equity; provided that the aggregate amount of any such payment is made with (or netted out of) the proceeds of such unsecured Indebtedness, and (ii) a derivatives transaction with one or more Derivatives Counterparties pursuant to which BGI or any of its Subsidiaries may be required to make a payment, but only to the extent that either (A) after taking into account any substantially concurrent payments made by such Derivatives Counterparty to BGI or its Subsidiaries permitted to be offset by the terms of such derivatives or other transaction, neither BGI nor any of its Subsidiaries is obligated to make further payments to such Derivatives Counterparty in respect of such derivatives transaction, or (B) such payment is made in shares of Capital Stock of BGI, or to the extent that shares of Capital Stock of BGI are exchanged generally for the right to receive cash and/or other assets or securities, then such cash and/or other assets or securities ; provided that this clause (B) does not permit BGI to deliver cash and/or other assets or securities to Derivatives Counterparties except to the extent it is permitted to deliver such cash and/or other assets or securities to holders of shares of Capital Stock of BGI generally; and

               (e) solely in connection with the issuance of the unsecured Indebtedness of BGI permitted under §9.1(i) to be issued in April 2007, BGI and its Subsidiaries may enter into a derivatives transaction with one or more Derivatives Counterparties obligating BGI or any of its Subsidiaries to make deliveries of its Capital Stock after the date of the issuance of such unsecured Indebtedness to such Derivatives Counterparties as a result of any change in market value of any Capital Stock of BGI or such Subsidiary.”
     (d) Amendment to §9.15 of the Credit Agreement. Section 9.15 of the Credit Agreement is hereby amended and restated in its entirety as follows:
     ”9.15 Payments of Senior Indebtedness.
     The Borrowers may, and may permit any of their Subsidiaries to, make (i) any payment (including prepayment), redemption or repurchase of principal (whether mandatory, voluntary, upon conversion or otherwise) in respect of the unsecured Indebtedness of BGI permitted under §9.1(i), or (ii) any optional or voluntary prepayment, redemption or repurchase of any Indebtedness ranking pari passu in priority of payment with the Obligations (each such payment described in clause (i) and (ii) above, a “Senior Indebtedness Payment”) so long as (a) no Default or Event of Default has occurred and is continuing or would result therefrom, and (b) BGI delivers to the Lenders on or before the date on which it or any of its Subsidiaries agrees to or makes such Senior Indebtedness Payment a certificate of the principal financial or accounting officer of the Borrowers certifying as accurate and complete the monthly pro forma financial projections attached thereto and demonstrating immediately after giving effect to such Senior Indebtedness Payment (1) the Total Facility Usage Ratio would not exceed 90% and (2) the Total Facility Usage Ratio would not exceed 90% as determined on a pro forma basis over the six month period immediately following the effective date of such Senior Indebtedness Payment, in form and substance satisfactory to the Administrative Agent, based on reasonable projections of the financial performance of the Borrowers. BGI and its Subsidiaries may not make any Senior Indebtedness Payments other than those payments permitted by this §9.15. Notwithstanding the foregoing, BGI shall be permitted to make interest payments in respect of the unsecured Indebtedness of BGI permitted under §9.1(i).”
     §3. Affirmation of the Borrowers and Guarantors. Each of the Borrowers hereby affirms its absolute and unconditional promise to pay to each Lender, the Issuing Bank, each Swingline Lender and the Agents the Loans, the Reimbursement Obligations and all other amounts due under the Notes, the Credit Agreement as amended hereby and the other Loan Documents, at the times and in the amounts provided for therein, and subject to the terms thereof. Each of the Guarantors hereby affirms its guaranty of the Obligations in accordance with the provisions of the Guaranty. Each of the Borrowers and the Guarantors confirms and agrees that (i) the obligations of the Borrowers to the Lenders, the Swingline Lenders, the Issuing Bank and the Agents under the Credit Agreement as amended hereby are secured by and entitled to the benefits of the Security Documents and (ii) all references to the term “Credit

Agreement” in the Security Documents and the other Loan Documents shall hereafter refer to the Credit Agreement as amended hereby.
     §4. Conditions to Effectiveness. This Amendment shall be deemed effective as of the date hereof (the “Effective Date”) when duly executed by the Borrowers, the Guarantors, the Administrative Agent and the Required Lenders and delivered to the Administrative Agent.
     §5. Representations and Warranties. The Borrowers hereby represent and warrant to the Lenders, the Agents and the Issuing Bank as follows:
     (a) Representations and Warranties in Credit Agreement. The representations and warranties of the Borrowers and their Subsidiaries contained in the Credit Agreement, as amended hereby, are true and correct on the date hereof (except to the extent of changes resulting from transactions contemplated or permitted by this Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date), and no Default or Event of Default has occurred and is continuing.
     (b) Authority, No Conflicts, Etc. The execution, delivery and performance of this Amendment and all related documents and the consummation of the transactions contemplated hereby and thereby (a) are within the corporate (or the equivalent company) authority of such Person, (b) have been duly authorized by all necessary corporate (or the equivalent company) proceedings, (c) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which any of the Borrowers or any of their Subsidiaries is subject or any judgment, order, writ, injunction, license or permit applicable to any of the Borrowers or any of their Subsidiaries and (d) do not conflict with any provision of the Governing Documents of, the Senior Notes Agreement or the Senior Notes or any other agreement or other instrument binding upon, any of the Borrowers or any of their Subsidiaries.
     (c) Enforceability of Obligations. This Amendment, the Notes and the Credit Agreement as amended hereby constitute the legal, valid and binding obligations of each Borrower and each of their respective Subsidiaries party thereto, enforceable against each Borrower and each of their respective Subsidiaries, in accordance with their respective terms, except as limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, or other laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in equity or at law) and an implied covenant of good faith and fair dealing, and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.
     §6. No Other Amendments. Except as expressly provided in this Amendment, all of the terms, conditions and provisions of the Credit Agreement and the other Loan Documents shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and the Credit Agreement shall be read and construed as one instrument.

     §7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought. Delivery of an executed signature page of this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart thereof.
     §8. Governing Law. THIS AMENDMENT IS INTENDED TO TAKE EFFECT AS AN AGREEMENT UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SAID STATE WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OR CHOICE OF LAW.
     §9. Headings, etc. Headings or captions used in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof. This Amendment shall constitute a “Loan Document” under the Credit Agreement.
     §10. Expenses. The Borrowers jointly and severally hereby agree to pay to the Administrative Agent, on demand by the Administrative Agent, all reasonable out-of-pocket costs and expenses incurred or sustained by the Administrative Agent in connection with the preparation of this Amendment (including reasonable legal fees).
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     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

BORDERS GROUP, INC.

By:	/s/ Edward W. Wilhelm

	Name:	Edward W. Wilhelm
	Title:	Senior Vice President, Finance and Chief Financial Officer

BORDERS, INC. WALDEN BOOK COMPANY, INC.

By:	/s/ Edward W. Wilhelm

	Name:	Edward W. Wilhelm
	Title:	Senior Vice President, Treasurer and Assistant Secretary

BGP (UK) LIMITED BORDERS (UK) LIMITED

By:	/s/ Edward W. Wilhelm

	Name:	Edward W. Wilhelm
	Title:	Director

BORDERS AUSTRALIA PTY LTD

By:	/s/ Edward W. Wilhelm

	Name:	Edward W. Wilhelm
	Title:	Director

By:	/s/ George L. Jones

	Name:	George L. Jones
	Title:	Director

BORDERS BOOKS IRELAND LIMITED

By:	/s/ Edward W. Wilhelm

	Name:	Edward W. Wilhelm
Title:

BANK OF AMERICA, N.A., individually and as Administrative Agent and Swingline Lender

By:	/s/ Kathleen A. Dimock

	Name:	Kathleen A. Dimock
	Title:	Managing Director

BANK OF AMERICA, N.A., successor by merger to Fleet National Bank, as Issuing Bank

By:	/s/Kathleen A. Dimock

	Name:	Kathleen A. Dimock
	Title:	Managing Director

For purposes of §3 hereof: PLANET MUSIC, INC. BORDERS PROPERTIES, INC. WALDENBOOKS PROPERTIES, INC. BORDERS OUTLET, INC. THE LIBRARY, LTD. BORDERS ONLINE, INC.

By:	/s/ Edward W. Wilhelm

	Name:	Edward W. Wilhelm
	Title:	Senior Vice President, Treasurer and Assistant Secretary

BORDERS FULFILLMENT, INC.

By::	/s/ Edward W. Wilhelm

	Name:	Edward W. Wilhelm
	Title:	Senior Vice President, Finance and Chief Financial Officer

BORDERS ONLINE, LLC

By:	BORDERS, INC., its Sole Member

By:	/s/ Edward W. Wilhelm

	Name:	Edward W. Wilhelm
	Title:	Senior Vice President, Treasurer and Assistant Secretary

JPMORGAN CHASE BANK, N.A.

By:	/s/ David A. Lehrner

	Name:	David A. Lehrner
	Title:	Vice President

WELLS FARGO RETAIL FINANCE, LLC

By:	/s/ Emily Abrahamson

	Name:	Emily Abrahamson
	Title:	Assistant Vice President

LASALLE RETAIL FINANCE, a Division of LaSalle Business Credit, LLC, as Agent for LaSalle Bank Midwest National Association

By:	/s/ Roger Malouf

	Name:	Roger Malouf
	Title:	AVP

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ Rebecca A. Ford

	Name:	Rebecca A. Ford
	Title:	Duly Authorized Signatory

THE CIT GROUP/BUSINESS CREDIT, INC.

By:	/s/ Matthew DeFranco

	Name:	Matthew DeFranco
	Title:	Assistant Vice President

NATIONAL CITY BUSINESS CREDIT, INC.

By:	/s/ Joseph L. Kwasny

	Name:	Joseph L. Kwasny
	Title:	Director

BMO CAPITAL MARKETS FINANCING, INC.

By:	/s/ Lynne Ciaccia

	Name:	Lynee Ciaccia
	Title:	Vice President

UBS AG, STAMFORD BRANCH

By:	/s/ Irja R. Otsa

	Name:	Irja R. Otsa
	Title:	Associate Director Banking Products Services, US

By:	/s/ Mary E. Evans

	Name:	Mary E. Evans
	Title:	Associate Director Banking Products Services, US

CHARTER ONE BANK, N.A.

By:	/s/ C. Timothy O’Rourke

	Name:	C. Timothy O’Rourke
	Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Thomas A. Majeski

	Name:	Thomas A. Majeski
	Title:	Vice President

SUNTRUST BANK

By:

Name:
Title:

UNION BANK OF CALIFORNIA N.A.

By:	/s/ Brent Housteau

	Name:	Brent Housteau
	Title:	Vice President

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Nadine M. Eames

	Name:	Nadine M. Eames
	Title:	Vice President

COMERICA BANK

By:	/s/ Blake Arnett

	Name:	Blake Arnett
	Title:	Assistant Vice President

U.S. BANK, NATIONAL ASSOCIATION

By:

Name:
Title:

FORTIS CAPITAL CORP.

By:	/s/ Timothy Streb

	Name:	Timothy Streb
	Title:	Managing Director

By:	/s/ Egens Vou Itercou Scholtew

	Name:	Egens Vou Itercou Scholtew
	Title:	VP

AMSOUTH BANK

By:	/s/ Cynthia Marinos

	Name:	Cynthia Marinos
	Title:	Attorney In Fact

FIFTH THIRD BANK, EASTERN MICHIGAN

By:	/s/ Brian Jelinksi

	Name:	Brian Jelinski
	Title:	Officer

THE BANK OF NEW YORK

By:

Name:
Title: